                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549

                                AMENDMENT NO. 1

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 30, 1996

                         JONES MEDICAL INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


Delaware                              0-15098                43-1229854
(State or other jurisdiction          (Commission            (IRS Employer
of incorporation)                     File Number)           Identification No.)

     1945 Craig Road, St. Louis, MO                      63146
     (Address of principal executive offices)            (Zip Code)


     Registrant's telephone number, including area code:  (314) 576-6100

      ---------------------------------------------------------------------
         (Former name or former address, if changed since last report)

                   ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro Forma Financial Information

    Pro Forma Financial Information Introduction.

    Unaudited Pro Forma Combined Balance Sheet as of June 30, 1996.

    Unaudited Pro Forma Combined Statement of Operations for the Six Months
        Ended June 30, 1996.

    Unaudited Pro Forma Combined Statement of Operations for the Year Ended
        December 31, 1995.

    Unaudited Pro Forma Combined Statement of Operations for the Year Ended
        December 31, 1994.

    Unaudited Pro Forma Combined Statement of Operations for the Year Ended
        December 31, 1993.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        JONES MEDICAL INDUSTRIES, INC.



                                        By:  /s/ Dennis M. Jones
                                           --------------------------
                                             Name:   Dennis M. Jones
                                             Title:  President
Date: October 1, 1996

                  Pro Forma Financial Information Introduction



On August 30, 1996, Jones Medical Industries, Inc. ("JMI") acquired Daniels Pharmaceuticals, Inc. ("Daniels"), a Florida corporation, by way of a merger (the "Merger") among Daniels, Daniels' parent entity, Galen Drugs of Florida, Inc. ("Galen"), a Florida corporation, and JMI's wholly owned subsidiary, JGD Acquisition Corporation, a Florida corporation. Daniels, which was the principal operating entity of Galen, manufactures prescription pharmaceutical products. Daniels' principal product is Levoxyl(R), a synthetic thyroid hormone for the treatment of hypothyroidism. Daniel's other products include Soloxine(R), a branded formulation of Levothyrozine for veterinary treatment of hypothyroidism.

In connection with the Merger, JMI issued 2,910,474 shares of its common stock and paid cash consideration of approximately $4,022,000 in satisfaction of dissenters' rights. The Merger was structured to qualify as a tax-free reorganization for income tax purposes and is being accounted for as a pooling of interests. In addition, JMI issued 49,750 shares of its common stock to Daniels Enterprises, Inc. ("DEI"), a subchapter S-Corporation controlled by the principal shareholders of Galen, to acquire the real estate associated with the business.

The unaudited pro forma combined balance sheet reflects the cash paid in connection with the Merger and the related acquisition of real estate associated with Daniels' business as if the acquisition had occurred on June 30, 1996. Cash and non-cash expenses totaling an estimated $5,750,000 related to the Merger have not been included in the unaudited pro forma combined balance sheet as of June 30, 1996 or the unaudited pro forma combined statement of operations for the six months ended June 30, 1996, since such expenses, net of applicable tax benefits, will generally be charged against third quarter consolidated income of JMI. The unaudited pro forma combined statements of operations for the six months ended June 30, 1996, and each of the three years ended December 31, 1995, give effect to the transaction as if completed prior to the commencement of such periods.

The unaudited pro forma financial statements are not necessarily indicative of the financial position or results which actually would have been attained if the Merger had been consummated on the dates indicated above, nor are the pro forma combined results of operations for the six months ended June 30, 1996, necessarily indicative of the results to be expected for the 1996 fiscal year.

The following unaudited pro forma financial statements give retroactive effect to the Merger but do not reflect the anticipated cost savings and restructuring charges which will result from the combination of JMI and Galen. In the opinion of the Registrant's management, all adjustments necessary to present fairly the pro forma financial statements have been made based on the terms and structure of the Merger. However, the preparation of pro forma financial information requires many assumptions which may differ from actual operations.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET AS OF JUNE 30,1996



                                                JONES MEDICAL               GALEN               PRO FORMA               PRO FORMA
                                                INDUSTRIES                  DRUGS               ADJUSTMENTS             COMBINED
                                                -------------           ------------            -----------             ---------
ASSETS
  CURRENT ASSETS
    CASH & CASH EQUIVALENTS                   $ 60,729,142            $ 1,183,290              (a)$(4,022,411)        $ 57,890,021
    ACCOUNTS RECEIVABLE (Net of allowances)      8,834,630              2,457,854                                       11,292,484
    INVENTORY                                   11,501,116              2,711,112                                       14,212,228
    DEFERRED INCOME TAXES                          933,790                760,282                                        1,694,072
    PREPAID EXPENSES & OTHER                       881,267                114,414                                          995,681
                                              ------------            -----------                 -----------         ------------

TOTAL CURRENT ASSETS                            82,879,945              7,226,952                  (4,022,411)          86,084,486

NON-CURRENT ASSETS
  NET PLANT, PROPERTY & EQUIPMENT               16,204,452              2,850,847              (b)    892,443           19,947,742
  INTANGIBLE ASSETS, NET                        57,765,666                                                              57,765,666
  NOTE RECEIVABLE                                                         114,359                                          114,359
  OTHER ASSETS                                   2,569,649                                                               2,569,649
                                              ------------            -----------                 -----------         ------------

TOTAL NON-CURRENT ASSETS                        76,539,767              2,965,206                     892,443           80,397,416

TOTAL ASSETS                                  $159,419,712            $10,192,158                $ (3,129,968)        $166,481,902
                                              ============            ===========                 ===========         ============

LIABILITIES & STOCKHOLDERS' EQUITY
  CURRENT LIABILITIES
    ACCOUNTS PAYABLE & ACCRUED EXPENSES       $  4,966,062            $ 2,441,291                                     $  7,407,353
    CURRENT PORTION -- LONG-TERM DEBT           12,660,000                                                              12,660,000
    INCOME TAXES PAYABLE                         1,007,297                 77,349                                        1,084,646
    DIVIDENDS PAYABLE                              499,987                                                                 499,987
                                              ------------            -----------                                     ------------

TOTAL CURRENT LIABILITIES                       19,133,346              2,518,640                                       21,651,986

LONG TERM DEBT                                   3,000,000                                                               3,000,000
DEFERRED INCOME TAXES                            4,118,047                408,910                                        4,526,957

STOCKHOLDERS' EQUITY
  COMMON STOCK                                   1,001,284                  1,029              (c)    116,351            1,118,664
  PREFERRED STOCK
  CONTRIBUTED CAPITAL                           95,066,240                                     (d) (3,246,319)          91,819,921
  RETAINED EARNINGS                             37,100,795              7,263,579                                       44,364,374
                                              ------------            -----------                 -----------         ------------

TOTAL STOCKHOLDERS' EQUITY                     133,168,319              7,264,608                  (3,129,968)         137,302,959

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY      $159,419,712            $10,192,158                 $(3,129,968)        $166,481,902
                                              ============            ===========                 ===========         ============

(a) Adjustment to reflect cash paid for dissenters' shares purchased by JMI in connection with the Merger. Does not reflect cash portion of expenses of the acquisition and related matters.
(b) Adjustment to reflect net book value of real estate acquired from DEI in exchange for shares of JMI.
(c) Adjustment to reflect the issuance of JMI common stock and the elimination of Galen's common stock. The offset was to contributed capital.
(d) Reflects the net impact on contributed capital of pro forma adjustments (a),
    (b), and (c). Does not reflect impact on contributed capital of certain expenses related to the acquisition transaction.

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1996



                                         YEAR TO DATE             YEAR TO DATE                                   YEAR TO DATE
                                         JONES MEDICAL               GALEN                  PRO FORMA              PRO FORMA
                                          INDUSTRIES                 DRUGS                 ADJUSTMENTS             COMBINED
                                         --------------            ------------            -----------           -------------
NET SALES                               $37,988,928               $9,597,054                                    $47,585,982
COST OF SALES                            16,486,570                2,936,181                                     19,422,751
                                        -----------               ----------                                    -----------
GROSS MARGIN                             21,502,358                6,660,873                                     28,163,231

S, G, & A EXPENSES
  SELLING                                 5,042,664                2,402,111                                      7,444,775
  GENERAL & ADMIN.                        2,530,190                1,796,886                                      4,327,076
  RESEARCH & DEVELOPMENT                                             250,854                                        250,854
  AMORTIZATION                            1,225,095                                                               1,225,095
                                        -----------               ----------                                    -----------

TOTAL S, G, & A                           8,797,949                4,449,851                                     13,247,800

OPERATING INCOME                         12,704,409                2,211,022                                     14,915,431

OTHER INCOME (EXPENSE)
  INTEREST INCOME                           845,491                   55,171                                        900,662
  INTEREST EXPENSE                         (363,648)                    (697)                                      (364,345)
  OTHER INCOME                                7,931                                                                   7,931
  OTHER EXPENSE                                (367)                 (25,636)                                       (26,003)
                                        -----------               ----------                                    -----------

TOTAL OTHER                                 489,407                   28,838                                        518,245

INCOME BEFORE TAXES                      13,193,816                2,239,860                                     15,433,676

INCOME TAXES                              5,013,650                  833,125                                      5,846,775
                                        -----------               ----------                                    -----------

NET INCOME                              $ 8,180,166               $1,406,735                                    $ 9,586,901
                                        ===========               ==========                                    ===========

AVERAGE SHARES OUTST.                    24,134,957                                     (a)2,960,224             27,095,181
EARNINGS PER SHARE                          0.34                                                                     0.35




(a) Reflects the shares of JMI issued in connection with the Merger and acquisition of real estate from DEI.

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 1995(a)

                            HISTORICAL      HISTORICAL
                           JONES MEDICAL      GALEN         PRO FORMA       PRO FORMA
                            INDUSTRIES        DRUGS        ADJUSTMENTS      COMBINED
                           -------------    ----------     -----------      ---------

NET SALES                   $56,397,095    $18,394,720                     $74,791,815
COST OF SALES                27,165,896      5,588,494                      32,754,390
                            -----------    -----------                     -----------
GROSS MARGIN                 29,231,199     12,806,226                      42,037,425

S, G, & A EXPENSES
  SELLING                     8,430,912      4,248,277                      12,679,189
  GENERAL & ADMIN.            4,044,562      3,148,315                       7,192,877
  RESEARCH & DEVELOPMENT                       452,285                         452,285
  AMORTIZATION                1,429,804                                      1,429,804
                            -----------    -----------                     -----------

TOTAL S, G, & A              13,905,278      7,848,877                      21,754,155

OPERATING INCOME             15,325,921      4,957,349                      20,283,270

OTHER INCOME (EXPENSE)
  INTEREST INCOME               172,709        131,380                         304,089
  INTEREST EXPENSE             (452,097)      (202,906)                       (655,003)
  OTHER INCOME                    4,254         16,379                          20,633
  OTHER EXPENSE                (125,483)       (27,756)                       (153,239)
                            -----------    -----------                     -----------

TOTAL OTHER                    (400,617)       (82,903)                       (483,520)

INCOME BEFORE TAXES          14,925,304      4,874,446                      19,799,750

INCOME TAXES                  5,597,000      1,813,491                       7,410,491
                            -----------    -----------                     -----------

NET INCOME                  $ 9,328,304    $ 3,060,955                     $12,389,259
                            ===========    ===========                     ===========

AVERAGE SHARES OUTST.        21,863,213                    (b)2,960,244     24,823,437
EARNINGS PER SHARE                 0.43                                           0.50


(a) Statements of Operations for the year ended September 30, 1995 have been included for Galen.

(b) Reflects the shares of JMI issued in connection with the Merger and acquisition of real estate from DEI.

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 1994(a)

                                 HISTORICAL             HISTORICAL
                               JONES MEDICAL              GALEN                 PRO FORMA               PRO FORMA
                                INDUSTRIES                DRUGS                ADJUSTMENTS               COMBINED
                               -------------            -----------            -----------              ---------
NET SALES                      $47,548,803              $14,605,172                                    $62,153,975
COST OF SALES                   24,685,826                4,817,097                                     29,502,923
                               -----------              -----------                                    -----------

GROSS MARGIN                    22,862,977                9,788,075                                     32,651,052

S, G, & A EXPENSES
  SELLING                        8,043,229                3,913,761                                     11,956,990
  GENERAL & ADMIN.               3,990,735                2,467,107                                      6,457,842
  RESEARCH & DEVELOPMENT           100,683                  406,337                                        507,020
  AMORTIZATION                   1,362,936                                                               1,362,936
                               -----------              -----------                                    -----------

TOTAL S, G, & A                 13,497,583                6,787,205                                     20,284,788

OPERATING INCOME                 9,365,394                3,000,870                                     12,366,264

OTHER INCOME (EXPENSE)
  INTEREST INCOME                  101,255                   43,218                                        144,473
  INTEREST EXPENSE                (516,274)                (181,821)                                      (698,095)
  OTHER INCOME                      88,132                                                                  88,132
  OTHER EXPENSE                                             (20,708)                                       (20,708)
                               -----------              -----------                                    -----------

TOTAL OTHER                       (326,887)                (159,311)                                      (486,198)

INCOME BEFORE TAXES              9,038,507                2,841,559                                     11,880,066

INCOME TAXES                     3,299,000                1,061,168                                      4,360,168
                               -----------              -----------                                    -----------

NET INCOME                     $ 5,739,507              $ 1,780,391                                    $ 7,519,898
                               ===========              ===========                                    ===========

AVERAGE SHARES OUTST.           21,523,152                                     (b)2,960,224             24,483,376
EARNINGS PER SHARE                 0.27                                                                     0.31

(a) Statements of Operations for the year ended September 30, 1994 have been included for Galen.

(b) Reflects the shares of JMI issued in connection with the Merger and acquisition of real estate from DEI.

              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 1993(a)



                                                HISTORICAL              HISTORICAL
                                                JONES MEDICAL               GALEN               PRO FORMA               PRO FORMA
                                                INDUSTRIES                  DRUGS               ADJUSTMENTS             COMBINED
                                                -------------           ------------            -----------             ---------
NET SALES                                      $43,215,498             $12,405,460                                     $55,620,958
COST OF SALES                                   21,909,428               4,591,451                                      26,500,879
                                               -----------             -----------                                     -----------
GROSS MARGIN                                    21,306,070               7,814,009                                      29,120,079

S, G, & A EXPENSES
  SELLING                                        6,436,103               2,981,005                                       9,417,108
  GENERAL & ADMIN.                               3,372,050               2,218,177                                       5,590,227
  RESEARCH & DEVELOPMENT                           377,304                 281,293                                         658,597
  AMORTIZATION                                   1,128,703                                                               1,128,703
                                               -----------             -----------                                     -----------
TOTAL S, G, & A                                 11,314,160               5,480,475                                      16,794,635

OPERATING INCOME                                 9,991,910               2,333,534                                      12,325,444

OTHER INCOME (EXPENSE)
  INTEREST INCOME                                  189,249                  11,986                                         201,235
  INTEREST EXPENSE                                (354,187)                (28,579)                                       (382,766)
  OTHER INCOME                                     120,841                                                                 120,841
  OTHER EXPENSE                                                            (19,371)                                        (19,371)
                                               -----------             -----------                                     -----------
TOTAL OTHER                                        (44,097)                (35,964)                                        (80,061)

INCOME BEFORE TAXES                              9,947,813               2,297,570                                      12,245,383

INCOME TAXES                                     3,744,000                 916,826                                       4,660,826
                                               -----------             -----------                                     -----------
NET INCOME (c)                                 $ 6,203,813             $ 1,380,744                                     $ 7,584,557
                                               ===========             ===========                                     ===========
AVERAGE SHARE OUTST.                            21,369,710                                      (b)2,960,224            24,329,934
EARNINGS PER SHARE (c)                                0.29                                                                    0.31


(a) Statements of Operations for the year ended September 30, 1993 have been included for Galen.
(b) Reflects the shares of JMI issued in connection with the Merger and acquisition of real estate from DEI.
(c)  Before cumulative effect of accounting change.